Greater clinical benefit with tiomolibdate choline versus standard of care in neurologic WD patients in the Phase 3 FoCus Trial

A. Poujois[1], J. Bronstein[2], M. Lorincz[3], P. Hedera[4], D. Bega[5], C. Robinson[6], A. Cittadine[6], D. Tuffy[6], P. Dusek[7], I. Mohr[8], T. Litwin[9]

[1]Department of Neurology, Adolphe de Rothschild Foundation Hospital, Paris, France, [2]Department of Neurology, David Geffen School of Medicine at UCLA, Los Angeles, United States, [3]Department of Neurology, University of Michigan Health Systems, Ann Arbor, United States, [4]Department of Neurology, School of Medicine, University of Louisville, Louisville, United States, [5]Department of Neurology, Feinberg School of Medicine, Chicago, United States, [6]Monopar Therapeutics, Wilmette, United States, [7]Department of Neurology and Centre of Clinical Neuroscience, Charles University and General University Hospital, Prague, Czech Republic, [8]Department of Gastroenterology and Hepatology, Heidelberg University Hospital, Heidelberg, Germany, [9]Second Department of Neurology, Institute of Psychiatry and Neurology, Warsaw, Poland

Presenter
Peter Hedera, MD, PhD
peter.hedera@louisville.edu

AAN Annual Meeting
April 18-22, 2026

Introduction

ALXN1840 (tiomolibdate choline, TMC), is a novel first-in-class Albumin Tripartite Complex (ATC) activator under investigation for the treatment of Wilson disease (WD). WD is a rare genetic disorder of copper overload. ALXN1840 rapidly mobilizes and tightly sequesters excess copper in ATCs, suppressing its redox reactivity, limiting oxidative damage, and blocking transport across the blood–brain barrier. Clinical data demonstrate that ALXN1840 improves copper balance by increasing fecal copper excretion. In the phase III pivotal trial, ALXN1840 demonstrated rapid and sustained copper mobilization significantly greater than standard of care (SoC) over 48 weeks in both previously treated and untreated patients. Durable clinical improvement and a favorable tolerability and safety profile were observed across > 6 years of treatment.

Methods

The Phase 3 FoCus RCT (NCT03403205) enrolled 207 patients with WD to TMC (n=137) or standard of care (SoC, n=70) for 48 weeks, with an optional 5-year extension on TMC. Over half of enrolled patients (TMC: n=77; SoC: n=35) demonstrated neurological symptoms at baseline, defined as baseline Unified WD Rating Scale (UWDRS) Part III score greater than the minimum clinically important difference (MCID) of 4.668. UWDRS Part III assessments during the trial were rater-blinded. All analyses conducted on patients with data available.

Significantly Less Neurologic Worsening on TMC vs. SoC

UWDRS Part III Responder rates at Week 48

SoC	TMC
32% improved	45% improved
25% worsened*	9% worsened*

* = p < 0.05 for TMC vs. SoC

Results

More Neurologic Improvement over Time on TMC vs SoC



SoC
TMC
Worsened
Improved
Week 4
Week 12
Week 24
Week 36
Week 48
Week 60
Week 72
Week 84
Week 96
Week 120
Week 144
SoC: 18% / 18%; 18% / 24%; 29% / 26%; 25% / 36%; 25% / 32%
TMC: 18% / 26%; 25% / 32%; 23% / 35%; 13% / 39%; 9% / 45%; 8% / 46%; 13% / 50%; 14% / 49%; 7% / 55%; 11% / 56%; 7% / 52%
25%
0%
25%
50%

Neurologic Benefit Increases over Time on TMC Regardless of Cohort



UWDRS Part III – Neurologic subgroup
Mean UWDRS Part III change (95% CI)
Treatment-experienced (Cohort 1)
Treatment-naïve (Cohort 2)
SoC
TMC
MCID
Improvement
-2.65 (n=26)
-4.00 (n=51)
-5.87 (n=43)
6.00 (n=2)
-4.12 (n=16)
-11.44 (n=13)
* = p < 0.05 vs. baseline
Baseline
Week 48
Week 96
10
0
-10



UWDRS Part III – Cohort 1 and 2 Combined
Mean UWDRS Part III change (95% CI)
MCID
SoC
TMC
Improvement
-2.04 (n=28)
-4.03 (n=67)
-7.16 (n=56)
* = p < 0.05 vs. baseline
Baseline
Week 48
Week 96
5
0
-5
-10

Greater Clinical Improvement on TMC vs. SoC at Week 48



Clinical Global Impression - Severity
p = 0.008
Clinical Global Impression - Improvement
p = 0.003
% Improved at Week 48
75%
50%
25%
17.2% (5/29)
61.2% (41/67)
18.5% (5/27)
47.0% (31/66)
SoC
TMC
SoC
TMC

Safety

TMC showed a favorable safety profile across all treated patients with WD in Phase 2 & Phase 3 studies. Very few patients (~1%) experienced a neurologic or psychiatric SAE related to TMC. No deaths occurred that were deemed related to TMC.

Serious Adverse Events (SAEs) on TMC	
Number of patients	266
Median time on treatment (years)	2.58
Total patient-years (PYs)	645.6
Patients with any drug-related SAE	13 (4.9%)
Neurologic	2 (0.8%)
Psychiatric	1 (0.4%)

Data through 01-Sep-2022.

Conclusions

In WD patients with neurologic symptoms at baseline, 48 weeks of treatment with TMC led to greater clinical and neurologic benefit and less worsening compared to SoC. Greater neurologic benefit was observed in the TMC group regardless of WD treatment history. Continued improvement was sustained through long-term follow-up. These findings demonstrate that TMC improves neurologic outcomes in patients with WD presenting with neurologic symptoms.

References & Acknowledgements

The authors would like to thank the patients and their families for their participation in the studies, as well as all participating sites